UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 12, 2007
(Date of report; date of
earliest event reported)
Commission file number: 0-51438
RESIDENTIAL CAPITAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	20-1770738
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
8400 Normandale Lake Boulevard
Minneapolis, Minnesota
55437
(Address of principal executive offices)
(Zip Code)
(952) 857-8700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD
Residential Capital, LLC (“ResCap”) intends to meet with investors to discuss ResCap’s financial results and other related information at meetings scheduled during the next several weeks. A copy of the slides that ResCap intends to use during these presentations is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     A list of exhibits filed herewith is contained in the Exhibit Index that immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL, LLC

(Registrant)

Dated: April 12, 2007	/s/ James N. Young James N. Young
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Investor presentation slides